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                                                                    Exhibit 99.4


                                  CERTIFICATION
                 PURSUANT TO 18 UNITED STATES CODE SECTION 1350


           The undersigned hereby certifies that, to his knowledge, the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002 of Phelps Dodge Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                   /s/ Ramiro G. Peru
                                             ----------------------------------
                                             Name:  Ramiro G. Peru
                                             Title: Senior Vice President and
                                                    Chief Financial Officer
                                             Date:  August 13, 2002